                               EXHIBIT 99.3

        LETTER OF TRANSMITTAL            To: DAKOTA TELECOMMUNICATIONS
 CONCERNING COMMON STOCK, PREFERRED          GROUP, INC.
    STOCK AND CAPITAL CREDITS OF             P.O. BOX 66
         DAKOTA COOPERATIVE                  29705 453RD AVENUE
      TELECOMMUNICATIONS, INC.               IRENE, SOUTH DAKOTA 57037-0066
  TO BE EXCHANGED FOR COMMON STOCK           ATTENTION: TIMOTHY DUPIC
           CERTIFICATES OF                   (605) 263-3301
      DAKOTA TELECOMMUNICATIONS
             GROUP, INC.



     At the special meeting of members of Dakota Cooperative Telecommunications, Inc., a South Dakota cooperative association (the "Cooperative"), begun on July 21, 1997, the members of the Cooperative approved a proposal to adopt an amendment to the Cooperative's articles of incorporation to convert the Cooperative into a South Dakota business corporation (the "Conversion"). The name of the corporation resulting from the Conversion was Dakota Telecommunications Group, Inc. ("DTG"). The shareholders of DTG then approved an Agreement and Plan of Merger (the "Plan of Merger"), pursuant to which DTG was merged with and into Dakota Telecommunications Group (Delaware), Inc. (the "Company"), a Delaware business corporation (the "Merger"). Pursuant to the Plan of Merger, the name of the Company was changed to Dakota Telecommunications Group, Inc.
The Merger's terms and conditions are described in the Plan of Merger. Capitalized terms appearing, but not defined, in this Letter of Transmittal
have meanings defined in the Plan of Merger.   The Conversion and the Merger
were described in the Prospectus and Ballot/Proxy Statement dated June 13, 1997 (the "Prospectus"), which was mailed to the Cooperative's members and Capital Credit holders on or about June 23, 1997.

     As a result of the Conversion, (i) each share of common stock, $5.00 par value, of the Cooperative ("Cooperative Common Stock") issued and outstanding immediately prior to the effective time of the Conversion automatically became and was converted into the right to receive validly issued, fully paid and nonassessable shares of DTG common stock, without par value ("DTG Common Stock"), (ii) each share of preferred stock, $100.00 par value, of the Cooperative ("Preferred Stock") issued and outstanding immediately prior to the effective time of the Conversion automatically became and was converted into the right to receive validly issued, fully paid and nonassessable shares of DTG Common Stock and (iii) each dollar credited on the books of the Cooperative to the capital account of each current and former member of the Cooperative (a "Capital Credit") immediately prior to the effective time of the Conversion was retired in full and automatically became and was converted into the right to receive validly issued, fully paid and nonassessable shares of DTG Common Stock, all subject to payment in cash for fractional shares.

In this Letter of Transmittal, shares of Cooperative Common Stock, shares of Preferred Stock and Capital Credits are collectively referred to as "Exchangeable Units" and the holder of any Exchangeable Units is referred to as a "Member." A Member who would otherwise be entitled to receive a fraction of a share of DTG Common Stock in the Conversion would receive instead an amount of cash in lieu thereof.

     As a result of the Merger, each right to receive a share of DTG Common Stock issuable in the Conversion automatically became and was converted into the right to receive validly issued, fully paid and nonassessable shares of Company common stock, without par value ("Company Common Stock").

        Each share of Cooperative Common Stock and Preferred Stock will be exchanged for shares of Company Common Stock and shares of Company Common Stock will be issued for each Capital Credit. No fractional shares of Company Common Stock will be issued; instead, a check will be issued in lieu thereof. THIS FORM MUST BE USED TO OBTAIN A CERTIFICATE REPRESENTING COMPANY COMMON STOCK. PLEASE READ IT CAREFULLY.

======================================================================================================
                DESCRIPTION OF SHARES TENDERED                                CERTIFICATE(S)
                  (See Instructions 4 and 5)                         (Attach signed list if necessary)
------------------------------------------------------------------------------------------------------
             Name and Address of Registered Holder                      Certificate       Number of
   (Fill in name(s) exactly as shown on the certificate(s))              Number(s)         Shares
                                                                       -------------     -----------








Stock certificates for Company Common Stock and checks for
cash in lieu of fractional shares will be issued in the name of the registered holder of the Shares and mailed to the
registered holder's address, as shown above, unless otherwise requested in the box labeled SPECIAL ISSUE INSTRUCTIONS or
SPECIAL DELIVERY INSTRUCTIONS on page 2 of this form.                  Total Shares:
======================================================================================================

     The undersigned (the "Member") hereby tenders to the Company, as the Member's agent and attorney-in-fact, with full power of substitution (this power of attorney being deemed an irrevocable power coupled with an interest), to: (i) receive on behalf of the Member shares of Company Common Stock receivable in exchange for Exchangeable Units; and (ii) return to the Member each new certificate for Company Common Stock, a check for any fractional shares and any accumulated dividends or other benefits receivable with respect to the Exchangeable Units; all in accordance with the terms of this Letter of Transmittal.

     The Member hereby represents and warrants to the Company: (1) the information provided above accurately shows the number of Exchangeable Units owned by the Member; (2) the Member has not transferred, assigned, pledged, or encumbered the Exchangeable Units owned by the Member in any manner; and (3) the Member has full power to execute and deliver this Letter of Transmittal and to give the representations, warranties, certifications and instructions contained in this Letter of Transmittal as executed. The Member hereby agrees to indemnify and hold the Company and its predecessors, directors, officers, employees, agents and attorneys harmless against and in respect of any and all damages, losses, claims and expenses caused by any person claiming ownership of any Exchangeable Unit shown above through any purported transfer from or transaction with the Member. The Member hereby acknowledges that the Exchangeable Units are null and void except for the limited purpose of exchanging such Exchangeable Units for Company Common Stock (and cash for fractional shares) as described in this Letter of Transmittal. The Member's signature below is the Member's irrevocable authorization of all instructions, orders, and certifications given in this Letter of Transmittal. All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the Member and any obligation of the Member under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors, and assigns of the Member.

===========================================================================
SIGNATURE GUARANTY--necessary only    MEMBER SIGNATURE--EACH Member MUST
for SPECIAL ISSUE INSTRUCTIONS--      sign here EXACTLY as your name
See Instruction 9.                    appears above.  (See Instruction 4).


                                      Date: ________________________, 1998

                                      Telephone No: (___)_________________

                                      X___________________________________
                                             (Signature of Member)

                                      X___________________________________
                                             (Signature of Member)

===========================================================================
  YOU MUST ALSO COMPLETE AND SIGN THE REQUEST FOR TAXPAYER IDENTIFICATION
                  NUMBER, SUBSTITUTE FORM W-9, ON PAGE 3.
===========================================================================

CAREFULLY READ THE INSTRUCTIONS. FAILURE TO FOLLOW THE INSTRUCTIONS WILL DELAY DELIVERY OF YOUR NEW CERTIFICATES.

===================================================================================================
SPECIAL DELIVERY INSTRUCTIONS (See Instruction    SPECIAL DENOMINATION INSTRUCTIONS (See Instruc-
7).  Complete ONLY if your new certificate(s)     tion 8).  Complete ONLY if more than one new
should be MAILED to an address OTHER THAN the     stock certificate for Company Common Stock
Member's permanent address appearing on the       should be issued.  Specify only whole numbers;
Cooperative's stock transfer records.  This       no fractional shares will be issued.
will NOT change your registered address.
For this mailing ONLY, use the following                                                DELIVER TO
ADDRESS:                                                                                  ADDRESS
                                                                                        IN "SPECIAL
______________________________________________             NUMBER OF        DESIRED       DELIVERY
                 (Name)                                NEW CERTIFICATES: DENOMINATIONS INSTRUCTIONS"
                                                       ----------------- ------------- -------------
______________________________________________
                (Address)                         (1)                                 [ ]

______________________________________________    (2)                                 [ ]
                (Address)
                                                  (3)                                 [ ]
[ ] Send all   [ ] Send only certificates indi-
                cated in "Special Denomination    This instruction may delay delivery of your
                Instructions"                     new certificates.
===================================================================================================

=========================================================================








SPECIAL ISSUE INSTRUCTIONS (See Instruction 9). Complete ONLY if your new certificate(s) and any cash payment for fractional shares should be ISSUED in another name or names or to a new permanent registered address. For each new shareholder registration, a separate Form W-9 must be provided to the Company--See Instruction 10. The Member hereby irrevocably sells, assigns, and transfers all of the Member's rights, title, and interests in the number of shares of Company Common Stock payable under the conversion and Plan of Merger, to the following person or persons:
==========================================================================

================================================================================================

_______________________________________________   ______________________________________________
     (Number of shares of Company Common Stock         (Number of shares of Company Common Stock
                   to Transfer)                                      to Transfer)

_______________________________________________   ______________________________________________
            (New Owner's Name or Names)                       (New Owner's Name or Names)

_______________________________________________   ______________________________________________
                   (New Address)                                     (New Address)

_______________________________________________   ______________________________________________
                   (New Address)                                     (New Address)
------------------------------------------------------------------------------------------------

===================================================================================================
        Substitute                       REQUEST FOR TAXPAYER                            See
         Form W-9              IDENTIFICATION NUMBER AND CERTIFICATION              Instruction 11
---------------------------------------------------------------------------------------------------
          Name.  (If a joint account or you changed your name, see the separate sheet, Instructions to Request for Taxpayer Identification Number and Certification on Substitute Form W-9,
          that accompanies this form.)
Please    >
          -----------------------------------------------------------------------------------------
print     Business name, if different from above.  (See Specific Instructions)
          -----------------------------------------------------------------------------------------
 or       Please check appropriate box: [ ] Individual/Sole proprietor    [ ] Corporation
                                        [ ] Partnership    [ ] Other:
          -----------------------------------------------------------------------------------------
type      Address (number, street, and apt. or suite no.)           Requester's name and address
          >                                                         Dakota Telecommunications
                                                                      Group, Inc.
          --------------------------------------------------------  29705 453rd Avenue
          City, state, and ZIP code                                 Irene, South Dakota 57037-3301
          >

---------------------------------------------------------------------------------------------------
PART I TAXPAYER IDENTIFICATION NUMBER (TIN)                           PART II FOR PAYEES EXEMPT
------------------------------------------------------------------    FROM BACKUP WITHHOLDING
Enter your TIN in the appropriate box.      Social security number    (SEE PART II - FOR PAYEES
For individuals, this is your social                                  EXEMPT FROM BACKUP WITHHOLD-
security number (SSN).  However, if      [ ][ ][ ][ ][ ][ ][ ][ ][ ]  ING in the Instructions to
you are a resident alien or a sole                                    Request for Taxpayer Iden-
proprietor, see the Instructions to                                   tification Number and
Request for Taxpayer Identification                   OR              Certification on Substitute
Number and Certification on Substitute                                Form W-9 that accompanies
Form W-9.  For other entities, it is                                  this form.)
your employer identification number        Employer identification
(EIN).  If you do not have a number,               number
see HOW TO GET A TIN in the Instruc-
tions to Request for Taxpayer            [ ][ ][ ][ ][ ][ ][ ][ ][ ]
Identification Number and Certifica-
tion on Substitute Form W-9.
NOTE: IF THE ACCOUNT IS IN MORE THAN
ONE NAME, SEE THE CHART IN THE IN-
STRUCTIONS TO REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER AND CERTIFICA-
TION ON SUBSTITUTE FORM W-9 FOR GUIDE-
LINES ON WHOSE NUMBER TO ENTER.



                                      Page 6

--------------------------------------------------------------------------------------------------
PART III   CERTIFICATION
--------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b)
   I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS--You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.  For real estate transactions, Item 2 does not apply.  For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.  (See the Instructions to Request for Taxpayer Identification Number and Certification
on Substitute Form W-9.)
--------------------------------------------------------------------------------------------------
Sign
Here   Signature >                                                       Date >
==================================================================================================

                           GENERAL INSTRUCTIONS


     Please carefully read and follow these instructions in completing this Letter of Transmittal. Failure to do so will likely delay delivery of your new certificates.

   1.RESPOND PROMPTLY TO RECEIVE DIVIDENDS. This Letter of Transmittal must be properly completed, signed, and promptly delivered to the Company at the address given in Instruction 12 if you are to receive timely payment of any future dividends paid by the Company. Dividends will be withheld pending our receipt of this form and a completed and signed Request for Taxpayer Identification Number and Certification on Substitute Form W-9, which appears on page 3 of this Letter of Transmittal.

2. NO COOPERATIVE CERTIFICATES TO BE SENT. You do not need to send your stock certificates representing your shares of Cooperative Common Stock with this form. The Cooperative Common Stock is now void and may be discarded.

3. INADEQUATE SPACE. If the space provided for any of your instructions is inadequate, you can attach a separate SIGNED page or attach a photocopy of this form, which must all be stapled and sent together. Clearly indicate on this form that there is an attachment and to which instruction(s) it relates. This Letter of Transmittal will govern in the event of any inconsistency.

4.   SIGNATURES ON LETTER OF TRANSMITTAL; DECEASED MEMBERS.

     (a) Page 2 of THIS FORM MUST BE SIGNED by each holder of Exchangeable Units. Each person must sign in EXACTLY THE SAME WAY as his or her name is SHOWN ON PAGE 1 without any change whatsoever.

     (b) If an old certificate was issued in the name of two or more persons, each named holder must sign this form.

     (c) If the old certificate was registered in the name of a corporation, partnership, or trust, or if this form is signed by an executor, administrator, personal representative, trustee, guardian, attorney-in-fact, or other person acting in a fiduciary or representative capacity on behalf of the Member, that individual must indicate his or her capacity in the signature box on page 2. Satisfactory evidence of a representative's authority to sign this form is required if there are Special Issue Instructions (See Instruction 9).

     (d) If a stock certificate was registered to a person, either individually or jointly, and that person is deceased, then a certified or medallion guaranteed copy of the letters of authority appointing the personal representative or executor for the deceased person's estate must be delivered with this form, together with satisfactory evidence of who is the new owner of the Exchangeable Units. Remember to complete the SPECIAL ISSUE INSTRUCTIONS box on page 2 of this form if you wish a new certificate to be registered in a name other than the surviving joint tenant(s).

5. COMPANY'S AUTHORITY. The Company has the absolute right to reject any Letter of Transmittal that is not in the proper form or omits any required documentation, or may in its discretion waive any irregularities. The Company's interpretation of these instructions and of what constitutes proper form and delivery shall be final and binding. The Company may return to you any improperly completed forms to be correctly completed and resubmitted.

6. ISSUANCE AND DELIVERY OF NEW CERTIFICATES. Unless you give us special instructions in the box on page 2 of this form:

     (a) All new Company Common Stock certificates will be issued to you in a SINGLE certificate in your name as it presently appears on the Cooperative's stock transfer records.

     (b) Any check in payment for a fractional share will be made payable in your name as it presently appears on the Cooperative's stock transfer records.

     (c) The new certificate(s) and any check for a fractional share will be mailed to your registered address as it presently appears on the Cooperative's stock transfer records.

     By following Instructions 7, 8, and 9, you may give us special instructions on page 2 of this form to:

     (d) Have the certificate(s) and any check mailed, JUST THIS ONE TIME, to a special address other than the current registered address for your certificates (such as mail them to a custodian);

     (e) Issue your new shares of Company Common Stock in more than one certificate; or

     (f) Permanently change the name(s) or address of each registered holder of the new certificates.

7. SPECIAL DELIVERY INSTRUCTIONS. If you DO NOT wish to have the certificates mailed to the current registered address, as described in Instruction 6, please complete the Special Delivery Instructions box on page 2 of this form. This will NOT change your permanent registered address on Company's stock transfer records. If you wish to have some of your certificates delivered to a third party, indicate so in the appropriate box and give the denomination under "SPECIAL DENOMINATION INSTRUCTIONS." To permanently change your registered address, see Instruction 9.

8. SPECIAL DENOMINATION INSTRUCTIONS. Complete the Special Denomination Instructions box on page 2 of this form if you wish to receive your new shares of Company Common Stock in more than one stock certificate. Specify your desired denominations for the new certificates, but use only whole numbers; no fractional shares will be issued. For this purpose, the Company can help you calculate the number of shares of Company Common Stock you are entitled to receive. Requesting special denominations may delay delivery of your new certificates.

9. SPECIAL ISSUE INSTRUCTIONS. Complete the Special Issue Instructions box on page 2 of this form if you wish to permanently CHANGE THE NAME(S) OR REGISTERED ADDRESS of the registered holder(s) of the Company Common Stock certificates from the name(s) or address as they presently appear on the Cooperative's stock transfer records. To do so, you must take the following steps:

     (a) If you are only changing your registered address, then simply insert the new address on the designated lines in the Special Issue Instructions box on page 2.

     (b) If you are transferring some or all of your Company Common Stock to another person, then specify the number of shares to be transferred and the name(s) and address(es) of the new owner(s) in the Special Issue Instructions box on page 2. The Company can help you calculate the number of shares of Company Common Stock you are entitled to receive.

     (c) If any special issue instruction is given, YOU MUST HAVE A MEDALLION SIGNATURE GUARANTEE in the box provided on the bottom of page 2 of this form from a duly authorized representative of a commercial bank or trust company located in the United States, by a member of a national securities exchange, or by a member of the National Association of Securities Dealers, Inc.

     (d) If the Company Common Stock is to be issued in the name of any other person, then you are responsible for payment of any applicable transfer taxes and fees and for affixing any transfer tax stamps to the certificates. The Company may elect to deduct any amount of unpaid taxes or fees from the amount, if any, you are otherwise entitled to receive in lieu of a fractional share; however, you will remain liable for any unpaid taxes or fees.

     (e) If the Company Common Stock is to be issued in the name of any other person, then each new record owner must provide the Company with a completed and signed Request for Taxpayer Identification Number and Certification on Substitute Form W-9 that appears on page 2 of this form. See Instruction 10.

   10.SUBSTITUTE FORM W-9. The Member is required to provide the Company with his or her correct taxpayer identification number ("TIN") on page 2 of this form. Failure to provide the information may subject the Member to "backup withholding." See the Instructions for Request for Taxpayer Identification Number and Certification, which accompanies this form for further instructions and information.

11. QUESTIONS AND HELP WITH THIS FORM. Questions concerning this form, registration of certificates, or any other matters pertaining to the exchange of Cooperative Common Stock for Company Common Stock may be directed to the Company at the telephone number and address shown on the top of page 1 of this form.

12. DELIVERY OF DOCUMENTS. When properly completed and signed, this form must all be delivered to the Company in order for your Company Common Stock certificates to be issued. The method of delivery is at your option and risk. You may use the return envelope that accompanies this form. You must pay and affix postage to the envelope. Delivery by registered and insured mail or by overnight courier service is strongly recommended.

     Mail or Deliver to:

     DAKOTA TELECOMMUNICATIONS GROUP, INC.
     P.O. Box 66
     29705 453RD AVENUE
     IRENE, SOUTH DAKOTA 57037-0066
     ATTENTION: TIMOTHY DUPIC
     (605) 263-3301

            INSTRUCTIONS TO REQUEST FOR TAXPAYER IDENTIFICATION
              NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9

These instructions accompany a Letter of Transmittal furnished by Dakota Telecommunications Group, Inc., the requester. These instructions relate to the Substitute Form W-9 appearing on page 3 of that form. If you wish, you may complete, sign, and date a separate IRS Form W-9, but it must accompany your Letter of Transmittal.

The following is a summary of the relevant instructions to IRS Form W-9, which may be helpful in completing Substitute Form W-9. Copies of IRS Form W-9 are available upon request from Norwest Bank Minnesota, N.A. or the IRS.

PURPOSE OF FORM W-9. A person who is required to file an information return with the IRS must get your correct TIN to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 to give your correct TIN to the person requesting your TIN (the requester) and, when applicable, to:

1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify you not subject to backup withholding, or
3. Claim exemption from backup withholding if you are an exempt payee.

NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN A W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM IF IT IS SUBSTANTIALLY SIMILAR TO FORM W-9.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operations. Real estate transactions are not subject to backup withholding.

If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive WILL be subject to backup withholding if:

1.  You do not furnish your TIN to the requester, or

2.  The IRS tells the requester that you furnished an incorrect TIN, or

3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

5. You do not certify your TIN when required. See the Part III instructions, below, for exceptions.

Certain payees and payments are exempt from backup withholding.  See the
Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9. (Such instructions are available from the Exchange Agent or the IRS.)

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

SOLE PROPRIETOR. You must enter your INDIVIDUAL name as shown on your social security card. You may enter your business, trade or "doing business as" name on the business name line.

PART I--TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

If you are a sole proprietor and you have an EIN, you may enter your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.

NOTE: SEE THE CHART ON THE NEXT PAGE FOR FURTHER CLARIFICATION OF NAME AND TIN COMBINATIONS.

HOW TO GET A TIN.--If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: WRITING "APPLIED FOR" MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE SOON.

PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requester of Form W-9.

If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART III--CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you MUST cross out numbered paragraph 2 in the certification section before signing the form.

3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER
---------------------------------------------------------------------------
For this type of account:               Give name and SSN of:
---------------------------------------------------------------------------
1.   Individual                         The individual

2.   Two or more individuals            The actual owner of the account or,
     (joint account)                    if combined funds, the first indi-
                                        vidual on the account<F1>

3.   Custodian account of a minor       The minor<F2>
     (Uniform Gift to Minors Act)

4.   a. The usual revocable savings     The grantor-trustee<F1>
        trust (grantor is also
        trustee)

     b. So-called trust account that    The actual owner<F1>
        is not a legal or valid
        trust under state law

5.   Sole proprietorship                The owner<F3>

---------------------------------------------------------------------------
For this type of account:               Give name and EIN of:
---------------------------------------------------------------------------
6.   A valid trust, estate or           Legal entity<F4>
     pension trust

7.   Corporate                          The corporation

8.   Association, club, religious,      The organization
     charitable, educational, or
     other tax-exempt organization

9.   Partnership                        The partnership

10.  A broker or registered nominee     The broker or nominee






11.  Account with the Department        The public entity
     of Agriculture in the name of
     a public entity (such as a
     state or local government,
     school district, or prison)
     that receives agricultural
     program payments

---------------------------------------------------------------------------
                                        <F1> List first and circle the name
                                        of the person whose number you
                                        furnish.

                                        <F2> Circle the minor's name and
                                        furnish the minor's SSN.

                                        <F3> You must show your individual
                                        name, but you may also enter your
                                        business or "doing business as"
                                        name.  You may use either your SSN
                                        or EIN.

                                        <F4> List first and circle the name
                                        of the legal trust, estate or
                                        pension trust.  (Do not furnish the
                                        TIN of the personal representative
                                        or trustee unless the legal entity
                                        itself is not designated in the
                                        account title.)

                                        NOTE: IF NO NAME IS CIRCLED WHEN
                                        MORE THAN ONE NAME IS LISTED, THE
                                        NUMBER WILL BE CONSIDERED TO BE
                                        THAT OF THE FIRST NAME LISTED.
                                        -----------------------------------